Goodwill (Impairment) (Details) (United States Northeast [Member])	0 Months Ended
	Sep. 30, 2011	Apr. 30, 2011
Goodwill Impairment [Line Items]
Circumstances Leading to Impairment	The impairment charge recorded in 2011 was a reflection of continued deteriorating economic conditions and heightened competition for volumes which are constrained in the Company’s U.S. northeast reporting unit.
Goodwill, Impaired, Method for Fair Value Determination	In determining fair value, the Company utilized a discounted future cash flow approach. The Company concluded that the discounted future cash flow approach to determine fair value was the most appropriate for the following reasons: quoted market prices for the sale of a similar basket of assets, liabilities, revenues and expenses were not readily available, prices for the sale of a comparable business of the same size and composition of operations was not readily available and finally, the Company employs the discounted future cash flow approach when it values and acquires companies and therefore believes that a market place participant would apply a similar approach. The Company also calculated fair value applying the market multiple approach. The fair value calculated applying the market approach was compared to the results calculated applying the discounted cash flow approach as a measure of reasonability.
Fair Value Inputs, Long-term Revenue Growth Rate	2.00%	3.00%
Revenue Less Operating and Selling, General and Administration Expense Margin	24.20%	24.20%
Income Tax Rate	40.00%	40.00%
Discount Rate	8.90%	8.09%
Margin Expansion	0.00%	0.10%
Maximum [Member]
Goodwill Impairment [Line Items]
Capital And Landfill Expenditures as a Percentage to Revenue	13.20%	13.20%
Minimum [Member]
Goodwill Impairment [Line Items]
Capital And Landfill Expenditures as a Percentage to Revenue	9.00%	9.00%
Annual Change [Member]
Goodwill Impairment [Line Items]
Capital And Landfill Expenditures as a Percentage to Revenue	(0.50%)	(0.50%)